UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2020 (April 24, 2020)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation

The Restated Certificate of Incorporation of L3Harris Technologies, Inc. (“L3Harris” or the “Company”), as previously amended, was further amended on April 28, 2020 by the filing with the Secretary of State of the State of Delaware of the Company’s Certificate of Amendment to the Restated Certificate of Incorporation reflecting the following amendments:  (a) elimination of the supermajority voting and “fair price” requirements for business combinations involving interested shareholders; (b) elimination of the “anti-greenmail” provision; and (c) elimination of the cumulative voting provision that applies when the Company has a 40% shareholder, pursuant to approval by a supermajority of more than 80% of the Company's shares outstanding and entitled to vote at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of the Company held on April 24, 2020, as described in Item 5.07 below.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2020 Annual Meeting of Shareholders

The 2020 Annual Meeting of the Company was held on April 24, 2020 as a virtual-only meeting at www.virtualshareholdermeeting.com/LHX2020. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 12, 2020 (the “2020 Proxy Statement”). Of the 216,896,195 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2020 Annual Meeting as of the February 28, 2020 record date, a total of 198,611,553 shares (for a quorum of approximately 92%) was represented at the meeting. Set forth below are the final voting results for the proposals voted on at the 2020 Annual Meeting.

(1) Proposal 1 – Election of Directors: Voting to elect twelve nominees to the Company’s Board of Directors (the “Board”) for a 1-year term expiring at the 2021 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	179,757,256	1,925,279	1,054,702	15,874,316
William M. Brown	172,012,975	9,735,219	989,043	15,874,316
Peter W. Chiarelli	179,628,665	1,951,114	1,157,458	15,874,316
Thomas A. Corcoran	176,166,862	5,451,781	1,118,594	15,874,316
Thomas A. Dattilo	172,096,520	9,481,911	1,158,806	15,874,316
Roger B. Fradin	171,245,194	10,308,661	1,183,382	15,874,316
Lewis Hay III	170,515,975	11,038,706	1,182,556	15,874,316
Lewis Kramer	179,354,221	2,237,788	1,145,228	15,874,316
Christopher E. Kubasik	177,229,584	4,641,181	866,472	15,874,316
Rita S. Lane	179,774,664	1,916,136	1,046,437	15,874,316
Robert B. Millard	172,947,527	8,674,288	1,115,422	15,874,316
Lloyd W. Newton	173,611,384	5,599,430	3,526,423	15,874,316

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

(2) Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting to approve, in an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2020 Proxy Statement:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 2	171,677,774	9,623,910	1,435,553	15,874,316

The compensation of the Company’s named executive officers was approved, in an advisory vote, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2021:

	Number of Shares
	For	Against	Abstain
Proposal 3	191,583,167	6,180,557	847,829

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

(4) Proposal 4 – Voting to amend the Company's Restated Certificate of Incorporation to eliminate the supermajority voting and "fair price" requirements for business combinations involving interested shareholders:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 4	178,448,597	2,893,507	1,395,133	15,874,316

Proposal 4 was approved by the Company’s shareholders (by a supermajority of more than 80% of the Company’s shares outstanding and entitled to vote), consistent with the recommendation from the Board.

(5) Proposal 5 – Voting to amend the Company's Restated Certificate of Incorporation to eliminate the "anti-greenmail" provision:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 5	177,611,294	3,937,299	1,188,644	15,874,316

Proposal 5 was approved by the Company’s shareholders (by a supermajority of more than 80% of the Company’s shares outstanding and entitled to vote), consistent with the recommendation from the Board.

(6) Proposal 6 – Voting to amend the Company's Restated Certificate of Incorporation to eliminate the cumulative voting provision that applies when the Company has a 40% shareholder:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 6	174,794,044	6,735,544	1,207,649	15,874,316

Proposal 6 was approved by the Company’s shareholders (by a supermajority of more than 80% of the Company’s shares outstanding and entitled to vote), consistent with the recommendation from the Board.

Proposal 7, the shareholder proposal to permit the ability of shareholders to act by written consent, was not voted on at the 2020 Annual Meeting, because the shareholder proponent or a qualified representative did not appear at the time during the meeting for the presentation of the proposal.  Proposal 7 consequently was required to be disregarded in accordance with the Company’s by-laws and not placed before the meeting for voting.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of L3Harris Technologies, Inc., dated April 28, 2020.
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 29, 2020		Title:	Senior Vice President, General Counsel and Secretary

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